        FIRST AMENDMENT AND SUPPLEMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT AND SUPPLEMENT TO CREDIT AGREEMENT (this "FIRST AMENDMENT") is made and entered into as of the 17th day of July, 1995 (the "Effective Date"), among REXENE CORPORATION, a Delaware corporation ("BORROWER"); THE BANK OF NOVA SCOTIA, ("SCOTIABANK"), as Agent (in such capacity "AGENT"), for itself and each of the other lenders that is a signatory to or which becomes a signatory to the hereinafter identified Credit Agreement (Scotiabank and such other lenders collectively "LENDERS").

                             RECITALS

     A. On November 29, 1994, Borrower, Agent and Lenders entered into a certain Credit Agreement (said Credit Agreement, as modified by four (4) letters dated as of January 27, 1995, April 12, 1995, May 22, 1995, and May 30, 1995, the "CREDIT AGREEMENT") whereby, upon the terms and conditions therein stated, the Lenders agreed to make certain loans and extend certain credit to the Borrower.

     B. Borrower, Agent and Lenders mutually desire to amend certain aspects of the Credit Agreement to provide for certain dividends to be paid on Borrower's common stock.

     C. In consideration of the mutual covenants and agreements herein contained, Borrower, Agent and Lenders hereby agree that the Credit Agreement shall be amended as follows:

     1. CERTAIN DEFINITIONS. As used in this First Amendment, the terms "AGENT", "BORROWER", "CREDIT AGREEMENT", "EFFECTIVE DATE", "FIRST AMENDMENT" and "LENDERS" shall have the meanings indicated above; and unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.

     2.   AMENDMENTS TO CREDIT AGREEMENT.

     2.1 DEFINED TERMS. The term "AGREEMENT" is hereby amended to mean the Credit Agreement, as amended and supplemented by this First Amendment and as the same may from time to time be further amended or supplemented.

     2.2 ADDITIONAL DEFINED TERMS. Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definition, which reads in its entirety as follows:

     "'FIRST AMENDMENT' shall mean that certain First Amendment and Supplement to Credit Agreement dated as of July 17, 1995, among the Borrower, Agent and Lenders."

     2.3 RESTRICTED PAYMENTS. Section 9.04 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 9.04 RESTRICTED PAYMENTS. The Borrower or any Restricted Subsidiary will not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of its assets to its stockholders or repay, purchase, repurchase, defease or make any prepayments on the Senior Unsecured Notes; PROVIDED, HOWEVER, so long as no Default has occurred and is continuing hereunder or would occur as a consequence thereof, the Borrower and any Restricted Subsidiary may declare (A) and pay (i) dividends payable in Capital Stock of the Borrower, or (ii) dividends or distributions payable to the Borrower or any Restricted Subsidiary, and (B) dividends on the common stock of the Borrower during the four fiscal quarters immediately following the fiscal quarter ended June 30, 1995, but in no event shall the aggregate amount of such dividends declared and paid with respect to such four fiscal quarters exceed $4,000,000."

     3. DEFAULT. Any default under this First Amendment shall constitute a default under the Credit Agreement.

     4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank that:

     (i) There exists no default or event of default, or any condition or act which constitutes, or with notice or lapse of time or both would constitute, an Event of Default under the Credit Agreement, as hereby amended and supplemented;

     (ii) The Borrower has performed and complied with all covenants, agreements and conditions contained in the Credit Agreement, as hereby amended and supplemented, required to be performed or complied with by it; and

    (iii) The representations and warranties of the Borrower contained in the Credit Agreement, as hereby amended and supplemented, were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this First Amendment.

     5. EXTENT OF AMENDMENTS. Except as expressly herein set forth, all of the terms, conditions, defined terms, covenants, representations, warranties and all other provisions of the Credit Agreement are herein ratified and confirmed and shall remain in full force and effect.

     6. COUNTERPARTS. This First Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and same instrument.

     7. REFERENCES. On and after the Effective Date hereof, the terms "AGREEMENT," "hereof," "herein," "hereunder," and terms of like import when used in the Credit Agreement shall, except where the context otherwise requires, refer to the Credit Agreement, as amended and supplemented by this First Amendment.

     This First Amendment shall benefit and bind the parties hereto, as well as their respective assigns, successors, heirs and legal representatives.

     EXECUTED as of the date first above written.

BORROWER:                     REXENE CORPORATION


                                   By: /s/ Bernard J. McNamee
                                       --------------------------------------
                                   Name:  Bernard J. McNamee
                                       --------------------------------------
                                   Title:  Executive Vice President
                                       --------------------------------------


LENDERS AND AGENT:                 THE BANK OF NOVA SCOTIA,
                                   Individually and as Agent


                                   By:  THE BANK OF NOVA SCOTIA,
                                        ATLANTA AGENCY



                                   By: /s/ A.S. Norsworthy
                                       --------------------------------------
                                   Name:  A.S. Norsworthy
                                       --------------------------------------
                                   Title:  Assistant Agent
                                       --------------------------------------

NATIONAL BANK OF CANADA                 MELLON BANK, N.A.


By: /s/ David L. Schreiber              By: /s/ Roger D. Attix
   -----------------------------           -----------------------------
Name:  David L. Schreiber               Name:  Roger D. Attix
   -----------------------------           -----------------------------
Title:  Assistant Vice President        Title:  Vice President
   -----------------------------           -----------------------------


By: /s/ William W. Handley              THE FIRST NATIONAL BANK OF
   -----------------------------        CHICAGO
Name:  William W. Handley
   -----------------------------
Title: Vice President
   -----------------------------


DEN NORSKE BANK AS                      By: /s/ Daniel B. Catlin
                                        --------------------------------------
                                        Name:  Daniel B. Catlin
                                        --------------------------------------
                                        Title:  Assistant Vice President
                                        --------------------------------------

By: /s/ Theodore S. Jadick, Jr.
   -----------------------------
Name:  Theodore S. Jadick, Jr.          THE FUJI BANK LIMITED
   -----------------------------
Title:  Senior Vice President
   -----------------------------


                                       By: /s/ Philip C. Laninger III
                                       --------------------------------------
By: /s/ Fran Meyers                    Name:  Philip C. Laninger III
   -----------------------------       --------------------------------------
Name:  Fran Meyers                     Title:  Vice President and Joint Manager
   -----------------------------       --------------------------------------
Title:  Vice President
   -----------------------------

                                       BANK OF AMERICA ILLINOIS

SOCIETE GENERALE, SOUTHWEST
AGENCY
                                       By: /s/ W. Thomas Barnett
                                       --------------------------------------
                                       Name:  W. Thomas Barnett
                                       --------------------------------------
                                       Title:  Vice President
                                       --------------------------------------
By: /s/ Benoit Dessenne
   -----------------------------
Name:  Benoit Dessenne
   -----------------------------
Title:  Assistant Vice President
   -----------------------------


By: /s/ Richard M. Lewis
   -----------------------------
Name:  Richard M. Lewis
   -----------------------------
Title:  Vice President
   -----------------------------